UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22021

                    The Gabelli Healthcare & WellnessRx Trust

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Agnes Mullady

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Healthcare & WellnessRx Trust

Semiannual Report — June 30, 2019

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Kevin V. Dreyer	Jeffrey J. Jonas, CFA
Chief Investment Officer	Co-Chief Investment Officer	Portfolio Manager
	BSE, University of Pennsylvania	BS, Boston College
MBA, Columbia Business School

To Our Shareholders,

For the six months ended June 30, 2019, the net asset value (NAV) total return of The Gabelli Healthcare & WellnessRx Trust (the Fund) was 13.1%, compared with a total return of 8.1% for the Standard & Poor’s (S&P) 500 Health Care Index. The total return for the Fund’s publicly traded shares was 16.9%. The Fund’s NAV per share was $12.10, while the price of the publicly traded shares closed at $10.53 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2019.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through June 30, 2019 (a) (Unaudited)
	Year to Date	1 Year	3 Year	5 Year	10 Year	Since Inception (06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	13.11%	6.80%	4.25%	6.35%	13.41%	9.40%
Investment Total Return (c)	16.89	10.60	4.74	5.78	14.47	7.89
S&P 500 Health Care Index	8.07	12.99	10.82	10.61	15.52	10.44
S&P 500 Index	18.54	10.42	14.19	10.71	14.70	8.01
S&P 500 Consumer Staples Index	16.18	16.39	4.84	8.39	12.83	9.65
50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index (The Blended Index)	12.13	14.69	7.83	9.50	14.18	10.05
(a)

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)

Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)

Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $8.00.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2019:

The Gabelli Healthcare & WellnessRx Trust

Food	22.6%
Health Care Equipment and Supplies	16.7%
Pharmaceuticals	16.0%
Health Care Providers and Services	15.9%
Biotechnology	8.2%
Beverages	5.3%
U.S. Government Obligations	4.3%

Household and Personal Products	3.9%
Food and Staples Retailing	3.3%
Electronics	2.0%
Specialty Chemicals	1.6%
Hotels and Gaming	0.2%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 11, 2019, she was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments — June 30, 2019 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 95.7%
	Beverages — 5.3%
60,000	China Mengniu Dairy Co. Ltd.	$134,296	$232,344
69,000	Danone SA	4,505,091	5,845,263
41,000	ITO EN Ltd.	971,431	1,909,011
40,000	Keurig Dr Pepper Inc.	906,420	1,156,000
30,000	Massimo Zanetti Beverage Group SpA	361,307	199,902
7,000	Morinaga Milk Industry Co. Ltd.	121,875	276,910
20,000	PepsiCo Inc.	1,352,672	2,622,600
30,000	Suntory Beverage & Food Ltd.	1,001,275	1,303,622
424,000	Vitasoy International Holdings Ltd.	253,570	2,038,122

		9,607,937	15,583,774

	Biotechnology — 8.2%
21,000	Alexion Pharmaceuticals Inc.†	2,351,892	2,750,580
50,000	Array BioPharma Inc.†	2,329,000	2,316,500
8,500	Bio-Rad Laboratories Inc., Cl. A†	2,401,630	2,657,015
25,000	Celgene Corp.†	2,185,856	2,311,000
17,500	Charles River Laboratories International Inc.†	1,718,125	2,483,250
16,000	Clovis Oncology Inc.†	325,982	237,920
2,000	Idorsia Ltd.†	20,590	45,687
3,800	Illumina Inc.†	202,951	1,398,970
6,500	Invitae Corp.†	57,709	152,750
25,000	Ligand Pharmaceuticals Inc.†	3,279,995	2,853,750
62,190	NeoGenomics Inc.†	908,228	1,364,449
1,200	Regeneron Pharmaceuticals Inc.†	420,992	375,600
44,000	Spark Therapeutics Inc.†	4,993,340	4,504,720
12,000	Tetraphase Pharmaceuticals Inc.†	47,033	5,764
1,600	Waters Corp.†	197,843	344,384

		21,441,166	23,802,339

	Electronics — 2.0%
20,000	Thermo Fisher Scientific Inc.	2,377,250	5,873,600

	Food — 22.6%
15,000	Calavo Growers Inc.	498,575	1,451,100
35,000	Campbell Soup Co.	1,387,115	1,402,450
3,200	Chr. Hansen Holding A/S	180,647	300,493
190,000	Conagra Brands Inc.	5,553,070	5,038,800
67,500	Flowers Foods Inc.	657,458	1,570,725
64,000	General Mills Inc.	2,795,831	3,361,280
5,400	John B Sanfilippo & Son Inc.	201,924	430,326
68,800	Kellogg Co.	3,852,418	3,685,616
35,000	Kerry Group plc, Cl. A	1,331,659	4,178,843
120,000	Kikkoman Corp.	1,463,825	5,220,053
30,000	Lamb Weston Holdings Inc.	617,025	1,900,800
38,000	Lifeway Foods Inc.†	340,306	138,320
23,000	Maple Leaf Foods Inc.	410,536	503,715

Shares		Cost	Market Value

15,000	MEIJI Holdings Co. Ltd.	$310,384	$1,071,279
110,000	Mondelēz International Inc., Cl. A	3,210,260	5,929,000
70,000	Nestlé SA	4,386,867	7,246,671
50,000	Nomad Foods Ltd.†	969,772	1,068,000
55,000	Post Holdings Inc.†	2,015,206	5,718,350
148,000	The Hain Celestial Group Inc.†	3,244,956	3,241,200
29,400	The J.M. Smucker Co.	1,878,207	3,386,586
110,000	Tingyi (Cayman Islands) Holding Corp.	176,608	183,622
75,000	Unilever plc, ADR	2,456,359	4,647,750
70,000	Yakult Honsha Co. Ltd.	2,252,034	4,122,803

		40,191,042	65,797,782

	Food and Staples Retailing — 3.3%
81,000	CVS Health Corp.	2,964,575	4,413,690
30,000	Ingles Markets Inc., Cl. A	454,430	933,900
50,000	Sprouts Farmers Market Inc.†	1,100,844	944,500
100,000	The Kroger Co.	1,307,173	2,171,000
10,000	United Natural Foods Inc.†	216,749	89,700
20,000	Walgreens Boots Alliance Inc.	1,281,136	1,093,400

		7,324,907	9,646,190

	Health Care Equipment and Supplies — 16.7%
60,000	Baxter International Inc.	2,699,996	4,914,000
12,000	Becton, Dickinson and Co.	2,662,815	3,024,120
32,000	Boston Scientific Corp.†	198,147	1,375,360
61,834	Cardiovascular Systems Inc.†	1,810,543	2,654,534
17,000	Cutera Inc.†	182,905	353,260
35,000	DENTSPLY SIRONA Inc.	1,420,490	2,042,600
50,795	Electromed Inc.†	274,294	276,833
30,000	Gerresheimer AG	1,443,645	2,208,817
20,000	Globus Medical Inc., Cl. A†	477,686	846,000
20,000	Henry Schein Inc.†	403,019	1,398,000
15,400	ICU Medical Inc.†	3,563,054	3,879,414
265,000	InfuSystems Holdings Inc.†	786,388	1,139,500
20,000	Integer Holdings Corp.†	428,850	1,678,400
40,000	Medtronic plc	3,063,278	3,895,600
40,000	Nevro Corp.†	1,998,358	2,593,200
10,000	NuVasive Inc.†	370,388	585,400
115,000	Nuvectra Corp.†	1,204,581	385,250
51,000	Patterson Cos. Inc.	1,506,859	1,167,900
14,485	Semler Scientific Inc.†	418,599	632,995
5,000	Smith & Nephew plc, ADR	168,590	217,700
50,000	Stericycle Inc.†	3,154,234	2,387,500
12,000	Stryker Corp.	678,145	2,466,960
30,000	SurModics Inc.†	1,025,145	1,295,100
8,000	The Cooper Companies Inc.	580,110	2,695,120
40,000	Zimmer Biomet Holdings Inc.	4,271,347	4,709,600

		34,791,466	48,823,163

	Health Care Providers and Services — 15.9%
55,000	AmerisourceBergen Corp.	3,442,893	4,689,300
20,000	Anthem Inc.	3,574,400	5,644,200

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2019 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	Health Care Providers and Services (Continued)
40,000	BioTelemetry Inc.†	$1,422,405	$1,926,000
50,000	Covetrus Inc.†	1,287,854	1,223,000
60,000	DaVita Inc.†	3,637,833	3,375,600
362,000	Evolent Health Inc., Cl. A†	5,931,749	2,877,900
50,000	HCA Healthcare Inc.	3,492,952	6,758,500
27,200	Laboratory Corp. of America Holdings†	3,278,880	4,702,880
15,000	McKesson Corp.	1,044,224	2,015,850
47,574	Orthofix Medical Inc.†	1,436,128	2,515,713
80,000	PetIQ Inc.†	2,107,261	2,636,800
36,000	Teladoc Health Inc.†	1,745,650	2,390,760
101,417	Tenet Healthcare Corp.†	2,221,660	2,095,275
13,900	UnitedHealth Group Inc.	1,550,826	3,391,739

		36,174,715	46,243,517

	Hotels and Gaming — 0.2%
7,500	Ryman Hospitality Properties Inc., REIT	203,045	608,175

	Household and Personal Products — 3.9%
50,000	Church & Dwight Co. Inc.	1,654,365	3,653,000
30,000	Colgate-Palmolive Co.	1,859,734	2,150,100
35,000	Edgewell Personal Care Co.†	2,289,230	943,250
30,000	Energizer Holdings Inc.	982,875	1,159,200
12,000	The Estee Lauder Companies Inc., Cl. A	804,725	2,197,320
13,000	The Procter & Gamble Co.	1,000,591	1,425,450

		8,591,520	11,528,320

	Pharmaceuticals — 16.0%
65,000	Abbott Laboratories	2,527,022	5,466,500
15,000	Achaogen Inc.†	6,945	283
37,500	Allergan plc	6,078,745	6,278,625
65,000	Bausch Health Cos. Inc.†	1,546,511	1,639,300
769,168	BioScrip Inc.†	1,539,660	1,999,837
44,000	Bristol-Myers Squibb Co.	1,567,758	1,995,400
37,000	Cigna Corp.	5,288,089	5,829,350
38,500	Johnson & Johnson	3,799,591	5,362,280
1,000	Melinta Therapeutics Inc.†	3,911	6,650
64,000	Merck & Co. Inc.	3,063,343	5,366,400
35,000	Mylan NV†	1,690,740	666,400
10,000	Paratek Pharmaceuticals Inc.†	74,914	39,900
60,000	Perrigo Co. plc	3,407,328	2,857,200
64,000	Pfizer Inc.	1,406,095	2,772,480
12,000	Roche Holding AG, ADR	250,095	421,200
151,020	Takeda Pharmaceutical Co. Ltd., ADR	2,920,727	2,673,054
30,000	Zoetis Inc.	1,313,659	3,404,700

		36,485,133	46,779,559

Shares		Cost	Market Value

	Specialty Chemicals — 1.6%
31,273	International Flavors & Fragrances Inc.	$3,109,627	$4,537,400

	TOTAL COMMON STOCKS	200,297,808	279,223,819

	PREFERRED STOCKS — 0.0%
	Pharmaceuticals — 0.0%
146	BioScrip Inc., Zero Coupon(a)	13,852	14,243

	RIGHTS — 0.0%
	Biotechnology — 0.0%
6,907	Tobira Therapeutics Inc.†(b)	414	414

	Health Care Equipment and Supplies — 0.0%
40,000	American Medical Alert Corp., CPR†(b)	0	400

	Pharmaceuticals — 0.0%
3,500	Ipsen SA/Clementia, CVR†(b)	4,725	4,725

	TOTAL RIGHTS	5,139	5,539

	WARRANTS — 0.0%
	Pharmaceuticals — 0.0%
420	BioScrip Inc., Cl. A, expire 07/27/25†	384	148
420	BioScrip Inc., Cl. B, expire 07/27/25†	363	129

	TOTAL WARRANTS	747	277

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 4.3%
$12,500,000	U.S. Treasury Bills, 2.090% to 2.481%††, 07/25/19 to 09/19/19	12,457,846	12,461,222

TOTAL INVESTMENTS — 100.0%		$212,775,392	291,705,100

Other Assets and Liabilities (Net)			(262,297)

PREFERRED STOCK (2,681,443 preferred shares outstanding)			(67,036,075)

NET ASSETS — COMMON STOCK (18,543,423 common shares outstanding)			$224,406,728

NET ASSET VALUE PER COMMON SHARE ($224,406,728 ÷ 18,543,423 shares outstanding)			$12.10

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Schedule of Investments (Continued) — June 30, 2019 (Unaudited)

(a)	Security is perpetual and has no stated maturity date.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.
ADR	American Depository Receipt
CPR	Contingent Payment Right
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

Geographic Diversification	% of Total Investments	Market Value
North America	82.1%	$239,541,153
Europe	11.4	33,133,127
Japan	5.7	16,576,732
Asia/Pacific	0.8	2,454,088

Total Investments	100.0%	$291,705,100

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Assets and Liabilities

June 30, 2019 (Unaudited)

Assets:
Investments, at value (cost $212,775,392)	$291,705,100
Foreign currency, at value (cost $2,164)	2,165
Dividends receivable	388,777
Deferred offering expense	109,878
Prepaid expenses	3,662
Other receivable	33,250

Total Assets	292,242,832

Liabilities:
Payable to custodian	63,145
Distributions payable	54,220
Payable for Fund shares redeemed	81,893
Payable for investments purchased	214,266
Payable for investment advisory fees	237,021
Payable for payroll expenses	37,732
Payable for accounting fees	7,500
Other accrued expenses	104,252

Total Liabilities	800,029

Preferred Shares:
Series A Cumulative Preferred Shares (5.760%, $25 liquidation value, $0.001 par value, 1,200,000 shares authorized, issued, and outstanding)	30,000,000
Series B Cumulative Preferred Shares (5.875%, $25 liquidation value, $0.001 par value, 1,481,443 shares authorized, issued, and outstanding)	37,036,075

Total Preferred Shares	67,036,075

Net Assets Attributable to Common Shareholders	$224,406,728

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$142,668,112
Total distributable earnings	81,738,616

Net Assets	$224,406,728

Net Asset Value per Common Share:
($224,406,728 ÷ 18,543,423 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$12.10

Statement of Operations

For the Six Months Ended June 30, 2019 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $89,570)	$1,897,790
Interest	186,892

Total Investment Income	2,084,682

Expenses:
Investment advisory fees	1,429,673
Shareholder communications expenses	91,540
Payroll expenses	51,702
Shareholder services fees	43,609
Legal and audit fees	38,011
Trustees’ fees	27,735
Accounting fees	22,500
Custodian fees	12,261
Miscellaneous expenses	40,809

Total Expenses	1,757,840

Less:
Expenses paid indirectly by broker (See Note 3)	(1,686)

Net Expenses	1,756,154

Net Investment Income	328,528

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	10,017,255
Net realized loss on foreign currency transactions	(109)

Net realized gain on investments and foreign currency transactions	10,017,146

Net change in unrealized appreciation/depreciation:
on investments	17,972,553
on foreign currency translations	1,882

Net change in unrealized appreciation/ depreciation on investments and foreign currency translations	17,974,435

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	27,991,581

Net Increase in Net Assets Resulting from Operations	28,320,109

Total Distributions to Preferred Shareholders	(1,951,935)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$26,368,174

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Statement of Changes in Net Assets Attributable To Common Shareholders

	Six Months Ended June 30, 2019 (Unaudited)		Year Ended December 31, 2018
Operations:
Net investment income	$328,528		$1,397,900
Net realized gain on investments and foreign currency transactions	10,017,146		13,351,930
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	17,974,435		(17,028,973)

Net Increase/(Decrease) in Net Assets Resulting from Operations	28,320,109		(2,279,143)

Distributions to Preferred Shareholders	(1,951,935	)*	(3,903,869)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	26,368,174		(6,183,012)

Distributions to Common Shareholders	(5,198,232	)*	(10,103,985)

Fund Share Transactions:
Net decrease from repurchase of common shares	(1,376,366)		(11,746,403)
Adjustment to offering costs for common shares	—		2,197

Net Decrease in Net Assets from Fund Share Transactions	(1,376,366)		(11,744,206)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	19,793,576		(28,031,203)

Net Assets Attributable to Common Shareholders:
Beginning of year	204,613,152		232,644,355

End of period	$224,406,728		$204,613,152

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2019		Year Ended December 31,
	(Unaudited)		2018	2017		2016	2015		2014
Operating Performance:
Net asset value, beginning of year	$10.95		$11.74	$10.86		$11.79	$11.76		$11.33

Net investment income/(loss)	0.02		0.07	(0.01)		(0.02)	(0.03)		0.01
Net realized and unrealized gain/(loss) on investments, and foreign currency transactions	1.51		(0.23)	1.61		(0.21)	0.75		2.04

Total from investment operations	1.53		(0.16)	1.60		(0.23)	0.72		2.05

Distributions to Preferred Shareholders:(a)
Net investment income	(0.00	)*(b)	(0.02)	(0.01)		—	—		—
Net realized short term/long term gain	(0.11	)*	(0.18)	(0.19)		(0.19)	(0.19)		(0.13)

Total distributions to preferred shareholders	(0.11)		(0.20)	(0.20)		(0.19)	(0.19)		(0.13)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	1.42		(0.36)	1.40		(0.42)	0.53		1.92

Distributions to Common Shareholders:
Net investment income	(0.01	)*	(0.05)	(0.00	)(b)	—	—		—
Net realized short term/long term gain	(0.27	)*	(0.47)	(0.51)		(0.52)	(0.51)		(0.62)
Return of capital	—		—	(0.01)		—	—		—

Total distributions to common shareholders	(0.28)		(0.52)	(0.52)		(0.52)	(0.51)		(0.62)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.01		0.09	0.00	(b)	—	0.01		—
Decrease in net asset value from common shares issued in rights offering	—		—	—		—	—		(0.77)
Offering costs for preferred shares charged to paid-in capital	—		—	—		—	—		(0.08)
Offering costs and adjustment to offering costs for common shares charged to paid-in capital	—		0.00 (b)	—		—	(0.00	)(b)	(0.02)
Increase in net asset value from offering of preferred shares	—		—	—		0.01	—		—

Total Fund share transactions	0.01		0.09	0.00	(b)	0.01	0.01		(0.87)

Net Asset Value Attributable to Common Shareholders, End of Period	$12.10		$10.95	$11.74		$10.86	$11.79		$11.76

NAV total return †	13.11%		(2.65)%	13.02%		(3.63)%	4.55%		16.98%

Market value, end of period	$10.53		$9.25	$10.33		$9.43	$10.25		$10.42

Investment total return ††	16.89%		(5.78)%	15.17%		(3.15)%	3.14%		10.39%

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Financial Highlights (Continued)

Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2019		Year Ended December 31,
	(Unaudited)		2018		2017		2016		2015		2014
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$291,443		$271,649		$299,680		$282,611		$299,097		$299,595
Net assets attributable to common shares, end of period (in 000’s)	$224,407		$204,613		$232,644		$215,575		$234,097		$234,595
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.30	%(c)	0.60%		(0.07)%		(0.20)%		(0.22)%		(0.27)%
Ratio of operating expenses to average net assets attributable to common shares (d)	1.60	%(c)(e)	1.61	%(e)	1.65	%(e)	1.62	%(e)	1.60	%(e)	1.63%
Portfolio turnover rate	17.0%		32.4%		34.3%		31.7%		52.4%		43.5%
Cumulative Preferred Shares:
5.760% Series A Preferred
Liquidation value, end of period (in 000’s)	$30,000		$30,000		$30,000		$30,000		$30,000		$30,000
Total shares outstanding (in 000’s)	1,200		1,200		1,200		1,200		1,200		1,200
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00		$25.00
Average market value (f)	$25.65		$25.43		$25.89		$26.12		$25.96		$25.85
Asset coverage per share (g)	$108.69		$101.31		$111.76		$105.40		$115.04		$115.23
5.875% Series B Preferred
Liquidation value, end of period (in 000’s)	$37,036		$37,036		$37,036		$37,036		$35,000		$35,000
Total shares outstanding (in 000’s)	1,481		1,481		1,481		1,481		1,400		1,400
Liquidation preference per share	$25.00		$25.00		$25.00		$25.00		$25.00		$25.00
Average market value (f)	$25.90		$25.83		$26.67		$26.76		$26.09		$25.37
Asset coverage per share (g)	$108.69		$101.31		$111.76		$105.40		$115.04		$115.23
Asset Coverage(h)	435%		405%		447%		422%		460%		461%

†

Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on ex-dividend dates including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

††

Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the rights offerings, assuming full subscription by shareholders. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based on average common shares outstanding on the record dates throughout the years.
(b)	Amount represents less than $0.005 per share.
(c)	Annualized.
(d)

Ratio of operating expenses to average net assets including liquidation value of preferred shares for the six months ended June 30, 2019 and years ended December 31, 2018, 2017, 2016, 2015, and 2014 would have been 1.23%, 1.25%, 1.27%, 1.26%, 1.26%, and 1.36%, respectively.

(e)

The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. Had such payments not been made, this expense ratio for the year ended December 31, 2015 would have been 1.27%. For the six months ended June 30, 2019 and the years ended December 31, 2018, 2017, and 2016, there was no impact on the expense ratios.

(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Healthcare & WellnessRx Trust (the Fund) currently operates as a diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the 1940 Act). Investment operations commenced on June 28, 2007.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

New Accounting Pronouncements. To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019; early adoption of the additions relating to ASU 2018-13 is not required, even if early adoption is elected for the removals under ASU 2018-13. Management has early adopted the removals set forth in ASU 2018-13 in these financial statements and has not early adopted the additions set forth in ASU 2018-13.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depository Receipts securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2019 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/19
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$279,223,819	—	—	$279,223,819
Preferred Stocks (a)	—	$ 14,243	—	14,243
Rights (a)	—	—	$5,539	5,539
Warrants (a)	—	277	—	277
U.S. Government Obligations	—	12,461,222	—	12,461,222
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$279,223,819	$12,475,742	$5,539	$291,705,100

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the six months ended June 30, 2019 the Fund did not have transfers into or out of Level 3.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser– to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 5.76% Series A Cumulative Preferred Shares (Series A Preferred) and 5.875% Series B Cumulative Preferred Shares (Series B Preferred) are recorded on a daily basis and are determined as described in Note 5.

The Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pass through to shareholders all of its net realized long term capital gains as a Capital Gain Dividend and may cause such gains to be treated as ordinary income, subject to the maximum federal income tax rate. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2018 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$5,550,538	$2,144,557
Net long term capital gains	4,553,447	1,759,312

Total distributions paid	$10,103,985	$3,903,869

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2019:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$213,159,489	$90,193,756	$(11,648,145)	$78,545,611

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended June 30, 2019, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2019, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred shares. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

During the six months ended June 30, 2019, the Fund paid $42,273 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2019, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,686.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2019, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the six months ended June 30, 2019, the Fund accrued $51,702 in payroll expenses in the Statement of Operations.

The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000 for each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $500 per meeting attended. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2019, other than short term securities and U.S. Government obligations, aggregated $46,365,958 and $52,286,880, respectively.

5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2019, the Fund repurchased and retired 134,355 common shares in the open market at an investment of $1,376,366 and an average discount of approximately 14.26% from its NAV. During the year ended December 31, 2018, the Fund repurchased and retired 1,130,986 common shares in the open market at an investment of $11,746,403 and an average discount of approximately 14.70% from its NAV.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended		Year Ended
	June 30, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(134,355)	$(1,376,366)	(1,130,986)	$(11,746,403)

The Fund has an effective shelf registration authorizing the offering of an additional $200 million of common or preferred shares.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at redemption prices of $25 per share plus an amount equal

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

For the Series A Preferred at any time and for the Series B Preferred commencing September 24, 2019 and at any time thereafter, the Fund, at its option, may redeem the Series A Preferred or Series B Preferred at their redemption prices per share plus an amount equal to any accumulated and unpaid dividends whether or not declared on such shares. The Board has authorized the repurchase of the Series A Preferred and Series B Preferred in the open market at prices less than the $25 liquidation values per share. During the six months ended June 30, 2019 and the year ended December 31, 2018, the Fund did not repurchase any of the Series A Preferred or Series B Preferred.

The following table summarizes the Preferred Share information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 06/30/19	Net Proceeds	2019 Dividend Rate Range	Dividend Rate at 06/30/19	Accrued Dividends at 06/30/19
A 5.760%	August 20, 2010	1,200,000	1,200,000	$28,725,173	Fixed Rate	5.760%	$24,000
B 5.875%	September 24, 2014	1,400,000	1,400,000	33,564,647	Fixed Rate	5.875%	28,709
B 5.875%	Various dates in 2016	81,443	81,443	2,192,721	Fixed Rate	5.875%	1,511

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the Preferred Shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the Preferred Shares, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding Preferred Shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the health care, pharmaceuticals, and food and beverage industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Healthcare & WellnessRx Trust

Notes to Financial Statements (Unaudited) (Continued)

8. Subsequent Events. Management has evaluated the impact of all subsequent events of the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Shareholder Meeting – May 13, 2019 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2019, in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, re-elected Jeffrey J. Jonas and Kuni Nakamura as Trustees of the Fund, with 18,482,440 votes and 17,296,029 votes cast in favor of these Trustees, and 513,248 votes and 1,699,658 votes withheld for these Trustees, respectively.

In addition, preferred shareholders, voting as a separate class, re-elected James P. Conn as a Trustee of the Fund, with 2,403,399 votes cast in favor of this Trustee and 91,923 votes withheld for this Trustee.

Mario J. Gabelli, Vincent D. Enright, Robert C. Kolodny, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the 1940 Act), contemplates that the Board of Trustees (the Board) of The Gabelli Healthcare & WellnessRx Trust (the Fund), including a majority of the Trustees who have no direct or indirect interest in the Investment Advisory Agreement (the Advisory Agreement) and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to review and approve the terms of the Fund’s proposed Advisory Agreement. In this regard, the Board reviewed and approved, during the most recent six month period covered by this report, the Advisory Agreement with Gabelli Funds, LLC (the Adviser) for the Fund.

More specifically, at a meeting held on February 20, 2019, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.

Nature, Extent, and Quality of Services.

The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of administrative, shareholder and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the portfolio managers.

Investment Performance of the Fund and Adviser.

The Independent Board Members considered one year, three year, five year, and ten year investment performance for the Fund as compared to relevant sector equity indices and the performance of other sector equity closed-end and open-end funds prepared by the Adviser, including other funds focused on healthcare or biotechnology. The Independent Board Members noted that the Fund’s NAV performance was below the median of funds in its Adviser peer group for the prior one, three, five, and ten year periods, although the Fund’s performance during the ten year period was relatively in line with the Broadridge peer group. The Independent Board Members also recognized that the performance of many of the funds in the Broadridge peer group is not necessarily a good comparison for the Fund because of the Fund’s unique investment strategy compared to the investment strategies of many funds in the peer group. The Independent Board Members also noted that the NAV of the Fund had (i) underperformed the S&P 500 Health Care Index over the one year, three year, five year, and ten year periods, (ii) outperformed the S&P 500 Consumer Staples Index over the one and ten year periods and underperformed the S&P 500 Consumer Staples Index over the three year and five year periods, and (iii) underperformed an index comprised of 50% S&P 500 Health Care Index and 50% S&P 500 Consumer Staples Index over the one year, three year, five year, and ten year periods. As was the case for the peer comparisons, the Independent Board Members recognized that none of these indices is a good comparison for the Fund, since certain healthcare and consumer staples companies included in the indices vary from the companies in which the Fund is permitted to invest under its investment objective, policies, and restrictions (for example, consumer staples companies that are inconsistent with the Fund’s wellness mandate). In addition, the indices include growth companies that may not be consistent with the Adviser’s value-oriented investment strategy. The Independent Board Members therefore recognized the more limited usefulness of the Broadridge peer group comparison and the index comparisons, concluding that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

management fee rate and expense ratio relative to industry averages for the Fund’s Broadridge peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Agreement are much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the investment advisory fee (as a percentage of assets attributable to common shares), management fee (as a percentage of total managed assets), other non-management expenses and total expense ratio paid by the Fund are higher than the median and average for its Broadridge peer group. They were advised that the above average other non-management expenses and total expense ratio related in part to the large number of shareholder accounts and related transfer agency costs and the costs of leverage. They concluded that the management fee is acceptable based upon the qualifications, experience and reputation of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2018. They noted how the pro forma income statements for the Fund illustrated how the Adviser’s profitability would be affected as the Fund asset levels change. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to, among other things, recently enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows.

The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund-level expenses decline as a percentage of assets, but that fund-level economies of scale may not necessarily result in Adviser-level economies of scale. The Board Members were advised that economies of scale in the form of lower expenses are not likely to be realized until the Fund was of a larger size. Nonetheless, the Fund benefits from investments the Adviser has made in enhanced administrative, portfolio management, operational and other resources.

Whether Fee Levels Reflect Economies of Scale.

The Independent Board Members noted that the management fee rate for the period does not take into account any potential sharing of economies of scale through breakpoints.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities and the Adviser’s approach to recruiting, training and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.

The Gabelli Healthcare & WellnessRx Trust

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential fall-out benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition or increased ability to obtain research services, appear to be reasonable, and may in some cases benefit the Fund.

Conclusions.

In considering the Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services. They were aware that the NAV performance record had been below the median during the one, three, five, and ten year reporting periods ended December 31, 2018 in comparison with peers but recognized that many of the peers were not good comparisons for the Fund because of its unique investment strategy. Similarly, index comparisons were not considered to be very meaningful for comparison purposes. As a part of its decision-making process the Independent Board Members understood that shareholders invested in the Fund with full disclosure that the Adviser managed the Fund and of the Fund’s investment management fee schedule. Given this, the Independent Board Members received regular reports on the Adviser’s management of the Fund in a manner consistent with its investment objectives and policies as disclosed to shareholders. In addition, the Independent Board Members believe that a long-term relationship with a capable, conscientious adviser is in the best interests of the Fund. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollmentin the Plan

It is the policy of The Gabelli Healthcare & WellnessRx Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

The Gabelli Healthcare & WellnessRx Trust

c/o Computershare

P.O. Box 505000

Louisville, KY 40233

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 505000, Louisville, KY 40233 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XXGRX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI HEALTHCARE & WELLNESSRX TRUST

One Corporate Center

Rye, NY 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com
GABELLI.COM

TRUSTEES	OFFICERS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Executive Chairman,

Associated Capital Group, Inc.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Vincent D. Enright

Former Senior Vice President &

Chief Financial Officer,

KeySpan Corp.

Jeffrey J. Jonas, CFA

Portfolio Manager,

Gabelli Funds, LLC

Robert C. Kolodny

Physician,

Principal of KBS

Management LLC

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

Agnes Mullady

President

John C. Ball

Treasurer

Andrea R. Mango

Secretary & Vice President

Richard J. Walz

Chief Compliance Officer

Bethany A. Uhlein

Vice President & Ombudsman

David I. Schachter

Vice President

Adam E. Tokar

Vice President

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

The Bank of New York Mellon

COUNSEL

Willkie Farr & Gallagher LLP

TRANSFER AGENT AND

REGISTRAR

Computershare Trust Company, N.A.

GRX Q2/2019

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2019 through 01/31/2019	Common – 13,132 Preferred Series A – N/A Preferred Series B – N/A	Common – $9.5809 Preferred Series A – N/A Preferred Series B – N/A	Common – 13,132 Preferred Series A – N/A Preferred Series B – N/A	Common – 18,677,778 - 13,132 = 18,664,646 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #2 02/01/2019 through 02/28/2019	Common – 63,174 Preferred Series A – N/A Preferred Series B – N/A	Common – $10.2315 Preferred Series A – N/A Preferred Series B – N/A	Common – 63,174 Preferred Series A – N/A Preferred Series B – N/A	Common – 18,664,646 - 63,174 = 18,601,472 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #3 03/01/2019 through 03/31/2019	Common – 38,013 Preferred Series A – N/A Preferred Series B – N/A	Common – $10.2423 Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 18,601,472 - 38,013 = 18,563,459 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #4 04/01/2019 through 04/30/2019	Common – 5,366 Preferred Series A – N/A Preferred Series B – N/A	Common – $10.3786 Preferred Series A – N/A Preferred Series B – N/A	Common – 5,366 Preferred Series A – N/A Preferred Series B – N/A	Common – 18,563,459 - 5,366 = 18,558,093 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443

Month #5 05/01/2019 through 05/31/2019	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – N/A Preferred Series A – N/A Preferred Series B – N/A	Common – 18,558,093 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Month #6 06/01/2019 through 06/30/2019	Common – 14,670 Preferred Series A – N/A Preferred Series B – N/A	Common – $10.5134 Preferred Series A – N/A Preferred Series B – N/A	Common – 14,670 Preferred Series A – N/A Preferred Series B – N/A	Common – 18,558,093 - 14,670 = 18,543,423 Preferred Series A – 1,200,000 Preferred Series B – 1,481,443
Total	Common – 134,355 Preferred Series A – N/A Preferred Series B – N/A	Common – $10.1574 Preferred Series A – N/A Preferred Series B – N/A	Common – 134,355 Preferred Series A – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.

The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.

The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer

Date	9/5/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Executive Officer

Date	9/5/19

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer

Date	9/5/19

* Print the name and title of each signing officer under his or her signature.